Investor Presentation December 2021 Exhibit 99.1

Legal disclaimer This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including, without limitation, future financial and business performance for the third quarter 2021 and full-year 2021, attractiveness of our product offerings and platform and the value proposition of our products, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, risks that the anticipated benefits of the acquisition of Voxbone may not be fully realized or may take longer to realize than expected, our ability to operate in compliance with applicable laws, as well as other risks and uncertainties set forth in the “Risk Factors” section of our latest Form 10-K filed with the Securities and Exchange Commission and any subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no obligation to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also includes certain guidance on non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. The Company provides a reconciliation of certain non-GAAP measures to the most directly comparable GAAP measures, which are available in the earnings press release for the relevant period and in the appendix of this presentation.

A global cloud communications leader powering enterprise digital transformation through software APIs and our global network

Bandwidth at a glance CPaaS Revenue growth 3-year CAGR Global operations in 60+ countries Global TAM Led by Co-Founder/CEO David Morken HQ in Raleigh, NC United States $83B 60+ Trusted by top enterprise brands Worldwide CPaaS Leader in 2021 IDC MarketScape 36%

Bandwidth APIs power the digital communications revolution… 7:30 AM Get a text reminder about a doctor’s appointment 5:15 PM Parking spot notification for dinner 9:15 AM Call customer service center 12:00 PM Get a dog walker notification 2:45 PM Dial into video call 4:00 PM See a package text alert 10:30 AM Make phone call at your desk 8:00 AM Chat with a coworker

Our vast software API library powers next-gen, global use cases IVRs with natural language processing Call data analytics Two-factor authentication ETA alerts A2P Messaging Wait-time updates Anonymous communication Mobile marketing Next-gen voice-enabled 911 Real-time 911 location updates Smart and connected device integration ready Appointment reminders Mobile collaboration Custom notifications Bandwidth’s communication software is easy to embed, comes with a broad set of pre-defined use cases, and is easily customizable On-demand video calls In-browser calling via webrtc Branded customer notifications Real-time cloud platform migrations Telehealth calls Appointment notifications of global business phones are in the cloud* …and it’s only just begun of global call center agents are in the cloud* *Extrapolated from various industry research 4% 16% ONLY ONLY

Large and expanding TAM Sources: UCaaS and Conferencing from Gartner Unified Communications Worldwide Forecast (September 2021); CPaaS from IDC Worldwide Communications Platform-as-a-Service Forecast (September 2021); CCaaS from IDC Worldwide Contact Center Applications Software Forecast (June 2020); SIP from OMDIA SIP Trunking Services Worldwide Forecast (September 2021) 17.7 10.9 11.4 $83B by 2025 $46B in 2020 5.8 9.4 CCaaS SIP Conferencing UCaaS CPaaS

Pure-Play CPaaS Providers Legacy Network Operators Software-driven APIs backed by the power of our global network platform Uniquely positioned in the CPaaS Market

Communications and Collaboration SaaS/Apps Global Enterprises Cloud Contact Center Enterprise-Grade Support and Services Global Software-Powered Network Bandwidth Enterprise Communications Platform as a Service An open software platform built for digital transformation

Opportunities across 4 key customer categories Work Communications UCaaS, Conferencing, Collaboration Contact Center Platforms CCaaS Brand to Customer Engagement SaaS & Apps Global Enterprises

Growth strategy capitalizing on the move to the cloud Add New Enterprise Customers Innovative Platform Focus on Enterprise Customer Satisfaction Expand Internationally Acquisitions and Strategic Investments Expand Existing Enterprise Relationships

Powering the global digital innovators

2006 Google Talk 2008 Google Voice 2011 Google Advertising 2016 911 services for Google Fiber & Google Meet 2017 Google Home 2018 G Suites 2019 Google Voice for Business 2021 Expanded contract for global service Co-creating to add offerings and enter new markets for 16 years! A long standing relationship with…

Co-creating cloud communications for a decade; powering innovation today in multiple ways CONSUMER Azure Communication Services ENTERPRISE A primary provider relationship with… SMS provider for group texting app Bandwidth’s comprehensive Direct Routing solution for Microsoft Teams Software-driven SIP + Dynamic e911 Primary provider of voice platform services Microsoft Teams uses Bandwidth APIs to assign all numbers in real time and to activate service Azure Communication uses Bandwidth’s APIs to provision numbers, messaging, and voice services Skype uses Bandwidth APIs to assign all conference numbers in real time and to activate service

Zoom required an enterprise-grade, software driven platform to take on challenges and Bandwidth delivered. Co-creating to disrupt the market and bring specialized features to life “As a partner, Bandwidth has been great at equally being responsive to our needs and the dynamics that are occurring in the market. Absorbing the feedback we have, and taking it to heart in terms of what are the types of solutions you’ll bring.” Vi Chau, Product Manager Zoom Phone Enabling innovation with… Conferencing Zoom Phone Provider Exchange

SITUATION Their CCaaS platform and their fraud identification platform could not properly integrate call information. SOLUTION Integrating Bandwidth helps them access and manipulate call flow and automate processes, ultimately creating a better CX and better ROI vs. the bundled CCaaS telecom package. Solving for unique challenges with… a Fortune 100 financial services company

Cloud communications adoption is growing Digital transformation is complex 20+ Years of Domain Expertise A Global Software Platform and Network Future-Proofing Digital Communications Global scale is crucial In the cloud communications revolution, All roads lead to Bandwidth

Financial Information

Years of continuous growth CPaaS Revenue: Usage-Based Revenue Per Voice Minute Per Text Message Monthly Recurring Revenue Per Phone Number Per 9-1-1 Enabled Phone Numbers Other Revenue : Indirect revenue and pass through carrier surcharges Legacy communications services +36% CAGR 2018 - 2021 E CPaaS Revenue (1)2021E represents mid-point of guidance range provided in earnings press release issued on November 8, 2021 and reflects previously disclosed $9M-$12M estimated impact of DDoS attack (2)Total and Other Revenue in 2018 are normalized to exclude a one-time settlement from Verizon in the amount of $6.3M (3)2020 includes CPaaS revenue of $17M and Other Revenue of $1M from Voxbone acquisition. (2) (3) (1) (USD Millions)

Expanding Non-GAAP CPaaS Gross Margin Note: We define Non-GAAP gross profit as gross profit after adding back depreciation, amortization of acquired intangible assets related to acquisitions and stock-based compensation. We calculate Non-GAAP gross margin by dividing adjusted gross profit by revenue, expressed as a percentage of revenue. See Appendix for GAAP to Non-GAAP reconciliation Global footprint, expanding scale and network ownership drive margin expansion

Profitability Performance (1)We define Non-GAAP Net Income (Loss) excludes stock-based compensation, amortization of acquired intangible assets, amortization of debt discount and issuance costs for convertible debt, acquisition related expense, impairment charges of intangible assets, loss (gain) on disposal of property and equipment, estimated tax impact of above adjustments, income tax (benefit) provision resulting from excess tax benefits, vesting of restricted stock units and equity compensation, and expense resulting from recording the valuation allowance on our deferred tax assets (“DTA”). See Appendix for non-GAAP reconciliation (2) 2021E represents mid-point of guidance range provided in earnings press release issued on November 8, 2021 Annual Non-GAAP Net Income (Loss)(1) Annual Non-GAAP EPS (USD Millions) Committed to investing in our future with profitable discipline (2) (2)

The Bandwidth Platform: Where the future of global communications is built. Positioned to enable the cloud communications revolution around the world better than anyone else.

Appendix

GAAP to Non-GAAP Reconciliation – Net Income USD millions, except per share amounts The Non-GAAP tax-effect is determined using a blended rate of statutory tax rates in the jurisdictions where the Company has tax filings. When the Company has a valuation allowance recorded and no tax benefits will be recognized, the rate in that jurisdiction is considered to be zero. The Company recognized a tax expense to record a valuation allowance on U.S. deferred tax assets. The Company recognizes no income tax benefit of equity compensation due to the valuation allowance on U.S. deferred tax asset recorded within 2Q20. Note: Totals may not sum due to rounding

GAAP to Non-GAAP Reconciliation – CPaaS Gross Profit USD millions, except per share amounts Note: Totals may not sum due to rounding